Convertible Loan	12 Months Ended
Dec. 31, 2022
Short Term Loan [Abstract]
CONVERTIBLE LOAN

Note 10:- CONVERTIBLE LOAN

During December 2020, the Company received $1,641 as part and on the account of an additional advance investment agreement in the amount of $12,978 (the “Advanced Amount”) which was entered into during the first quarter of 2021. The advance investment amount under all of the advance investment agreements was convertible into an equity investment in the Company upon the occurrence of certain events.

The advance investment agreements were presented as liabilities on the consolidated balance sheet at fair value in accordance with ASC 480 “Distinguishing Liabilities from Equity”. The liability is remeasured every reporting period with any change to fair value recorded within financial expenses in the statements of operations.

As a result of the Merger and the recapitalization pursuant to the Merger Agreement (see Note 3), the Company’s obligations under the advance investment agreement was fully converted to ordinary shares and classified as equity. Upon recapitalization, the $30.84 million convertible loan was converted into 3,205,020 Ordinary Shares and the derivative liability was eliminated.